PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET - Schedule of prepaid expenses and other current assets (Details) ¥ in Thousands, $ in Thousands		Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Prepaid member training costs	[1]	¥ 36,669		¥ 172,869
Receivables from third-party payment settlement platform	[2]	71,202		92,639
Deposits	[3]	86,796		63,943
Prepaid rental expenses		617		3,839
Prepaid advertising expenses		4,085
Short-term loan receivables	[4]	121,949
Share transfer consideration receivable	[5]	97,667
VAT-input deductible		115,252		68,917
Staff Advance		640		808
Others		32,555		7,424
Total		¥ 567,432	$ 81,507	¥ 410,439

[1]	The Group engages third party vendors to provide sales and marketing related training to its members, including on-line training courses to facilitate product sales, updated features on Yunji App, etc. According to the member’s agreement, all members of the Group, except for those joined the Group’s membership program without paying upfront membership fee, are eligible to attend the training courses provided by these third party vendors. In case when the Group should make prepayments for the training costs to these third party vendors, the prepaid amounts are amortized over relevant period of the training courses provided by the third party vendors. For the years ended December 31, 2017, 2018 and 2019, member training costs were RMB 230,168, RMB 423,586 and RMB 356,283, presented in Cost of revenues in the Consolidation Statements of Comprehensive Loss.
[2]	Receivables from third-party payment settlement platform represent cash due from the third party on-line payment service providers in relation to their processing of payments to the Group. No allowance for doubtful accounts was provided for these receivables.
[3]	Deposits mainly represent the customs deposits held in customs bank accounts, which were RMB 58,000 and RMB 65,000 as of December 31, 2018 and 2019, respectively.
[4]	Short-term loan receivables represent the principal and interest to be collected on two loans provided by the Group to a customer. The loans include one principal amount of US$ 10.3 million (equivalent to RMB 71,202) and the other with principal amount of RMB 50,000. Both loans are of one-year term and with fixed annual interest at approximately 4% within the market rate range, and mature in November 2020 and June 2020, respectively. The loans are pledged by gold bullion with value no less than the loan principal provided to this customer, and the loan arrangements were entered into separately from regular sales business with this customer.
[5]	Share transfer consideration receivable represents the consideration to be collected for transferring of a third party company’s ADSs. In November 2019, the Group subscribed 820,000 ADSs of a third party company with a total consideration of US$ 13.94 million upon its initial public offering in NASDAQ. According to a shares transfer agreement that the Group entered into, the Group sold and transferred all these ADSs to another third party with a fixed consideration of US$ 13.99 million (equivalent to RMB 97.67 million) in December 2019 and the gain of US$50 was recorded in Financial income, net. The Group received the consideration in January 2020.